UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 28, 2014
(Date of earliest event reported)

DARDEN RESTAURANTS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-13666

Florida	59-3305930
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1000 Darden Center Drive, Orlando, Florida 32837
(Address of principal executive offices, including zip code)

(407) 245-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Darden Restaurants, Inc. issued a news release dated August 28, 2014 entitled “Darden Reschedules 2014 Annual Meeting of Shareholders for Friday, October 10, 2014,” a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
99.1	News release dated August 28, 2014 entitled “Darden Reschedules 2014 Annual Meeting of Shareholders for Friday, October 10, 2014.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARDEN RESTAURANTS, INC.

	By:	/s/ Teresa M. Sebastian
Teresa M. Sebastian
Date: August 28, 2014		Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	News release dated August 28, 2014 entitled “Darden Reschedules 2014 Annual Meeting of Shareholders for Friday, October 10, 2014.”